UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





Date of report (Date of earliest event reported):       April 19, 1999

                              LEGATO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-26130                      94-3077394
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)



                 3210 Porter Drive, Palo Alto, California 94304
              (Address of Principal Executive Offices) (Zip Code)


        Company's telephone number, including area code: (415) 812-6000




         (Former Name or Former Address, if Changed Since Last Report.)

Item 2.   Acquisition of Assets

     On April, 19, 1999, Legato Systems, Inc. (the "Company") completed its acquisition of Qualix Group, Inc., a Delaware corporation, doing business as FullTime Software, Inc., ("Qualix"), pursuant to an Agreement and Plan of Reorganization, dated as of October 25, 1998 (the "Merger Agreement") by and among the Company, Qualix and Hat Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub") and Stock Option Agreement dated as of October 25, 1998 (the "Stock Option Agreement) among Legato Systems, Inc. and Qualix Group, Inc .

     The Merger Sub merged with and into Qualix and Qualix became a wholly-owned subsidiary of the Company, effective as of April 19, 1999. The transaction was completed as a tax-free reorganization and accounted for as a pooling-of-interests. In the transaction, each holder of an outstanding share of Qualix common stock received a fraction of a share of the Common Stock of the Company equal to the Exchange Ratio of 0.1411. The "Exchange Ratio" equals a number, the numerator of which is (i) 1,721,000 shares of Common Stock of the Company and the denominator of which is equal to (ii) the sum of (A) the aggregate number of shares of Qualix Common Stock outstanding at April 19, 1999 and (B) the aggregate number of shares of Qualix Common Stock issuable upon exercise of all outstanding options to acquire Qualix Common Stock at April 19, 1999. As of April 19, 1999, Qualix had approximately 10.9 million shares of Common Stock outstanding and 1.3 million options to acquire Common Stock.

     The Merger Agreement and Stock Option Agreement are incorporated herein by reference from the Company's Current Report on Form 8-K for an event dated October 25, 1998 and are listed herein as Exhibit 2.1 and Exhibit 2.2. Copies of the Company's press releases announcing the effectiveness of the Merger and the new organization to integrate Qualix into the Company's operations are incorporated herein by reference. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7.  Exhibits.

(a)      Financial Statements of Businesses Acquired:

     The unaudited condensed financial statements of Qualix Group, Inc. as of December 31, 1998 and for each of the six month periods ended December 31, 1998 and December 1997 are incorporated by reference in the prospectus from Legato Systems, Inc.'s registration statement No 333-74433 on Form S-4 filed on March 16, 1999.

     The consolidated financial statements of Qualix Group, Inc. as of June 30, 1998 and June 30, 1997 and for each of the three years in the three year period ended June 30, 1998 are incorporated by reference in the prospectus from Legato Systems, Inc.'s registration statement No 333-74433 on Form S-4 filed on March 16, 1999.

(b)      Pro Forma Financial Information:

     The information from the section entitled "Unaudited Pro Forma Combined Condensed Consolidated Financial Statements", appearing on pages 71-75, are incorporated by reference in the prospectus from Legato Systems, Inc.'s registration statement No 333-74433 on Form S-4 filed on March 16, 1999.

(c) Exhibits. The following documents are filed as exhibits to this initial report:

    Exhibit
    Number       Description

    2.1(1)(2) Agreement and Plan of Reorganization dated as of October 25, 1998 by and among Legato Systems, Inc., Qualix Group, Inc. and Hat Acquisition Corp., including certain exhibits thereto.

    2.2(2) Stock Option Agreement dated as of October 25, 1998 among Legato Systems, Inc. and Qualix Group, Inc.

    23.3      Consent of Deloitte & Touche LLP.

    99.1      Press release, dated October 26, 1999.

    99.2      Press release, dated April 19, 1999.

     (1) Incorporated by reference to the registrant's Current Report on Form 8-K dated October 25, 1998.

     (2) Pursuant to Item 601(b)(2) of Regulation S-K, the remaining exhibits and schedules to this Agreement and Plan of Reorganization have been omitted. Such exhibits and schedules will be submitted to the Securities and Exchange Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LEGATO SYSTEMS, INC.



Date:  May 4, 1999
                                   By:      /s/ Stephen C. Wise

                                   Name:  Stephen C. Wise

                                   Title:   Senior Vice President, Finance and
                                            Administration and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

    Exhibit
    Number       Description

    2.1(1)(2) Agreement and Plan of Reorganization dated as of October 25, 1998 by and among Legato Systems, Inc., Qualix Group, Inc. and Hat Acquisition Corp., including certain exhibits thereto.

    2.2(2) Stock Option Agreement dated as of October 25, 1998 among Legato Systems, Inc. and Qualix Group, Inc.

    23.3      Consent of Deloitte & Touche LLP.

    99.1      Press release, dated October 26, 1999.

    99.2      Press release, dated April 19, 1999.

     (1) Incorporated by reference to the registrant's Current Report on Form 8-K, dated October 25, 1998.

     (2) Pursuant to Item 601(b)(2) of Regulation S-K, the remaining exhibits and schedules to this Agreement and Plan of Reorganization have been omitted. Such exhibits and schedules will be submitted to the Securities and Exchange Commission upon request.

                                                                    EXHIBIT 23.3

                        CONSENT OF DELOITTE & TOUCHE LLP

     We consent to the incorporation by reference in this current report of Legato Systems, Inc. on Form 8-K of our report dated July 23, 1998 on the consolidated financial statements of Qualix Group, Inc. as of June 30, 1997 and 1998 and the three years in the period ended June 30, 1998, appearing in the registration statement No. 333-74433 on Form S-4 of Legato Systems, Inc.



/s/ DELOITTE & TOUCHE LLP

San Jose, California
May 4, 1999

                                                                    EXHIBIT 99.1

         Legato Systems, Inc. Announces Definitive Agreement To Acquire
                       Fulltime Software, Inc.

FOR IMMEDIATE RELEASE
EDITORIAL CONTACT:                                      INVESTOR CONTACT:
Suzan Woods                                             Stephen C. Wise
Director of Market Relations                            Chief Financial Officer
(650) 812-6112                                          (650) 812-6102
swoods@legato.com                                       swise@legato.com

     PALO ALTO, CA, October 26, 1998 - Legato Systems, Inc. (Nasdaq: LGTO), a leader in the enterprise storage management software market, today announced that it has signed a definitive agreement to acquire FullTime Software, Inc. (Nasdaq: FTSW) in a transaction valued at approximately $69.4 million. The transaction is expected to close by, or shortly after, December 1998, and is subject to the satisfaction of standard closing conditions, including regulatory approval and the approval of FullTime's stockholders. The acquisition is contemplated to be a tax-free reorganization in which Legato will issue 1,721,000 shares of its stock in exchange for all of the stock and options of FullTime Software. The transaction is expected to be accounted for as a pooling of interests. Legato intends to integrate the complete FullTime product portfolio into the Legato product line following the acquisition. The transaction is expected to be accretive to earnings for Legato's 1999 fiscal year.

     FullTime Software, Inc., formerly known as Qualix Group, Inc., is the market leader and leading developer of distributed, enterprise-wide, cross-platform, adaptive computing solutions that enable customers to proactively manage application service level availability. Its products help customers to optimize IT resources while maximizing reliability, accessibility, and efficiency of applications across a continuum of business events. FullTime Software products have ensured the availability of business-critical applications at more than 17,000 installations around the world, including government organizations and many Fortune 1000 companies in telecommunications, finance, retail, high technology, and other industries.

     Located in San Mateo, CA, FullTime Software provides enterprise and departmental solutions that ensure applications, data, and system resources are available to users on a "full time" basis. FullTime's solutions are the industry's first to enable service level availability during planned computing events, such as operational maintenance or installations, application tuning, upgrades and configuration changes. By expanding its solutions to cover unplanned computing events, such as system, application and network failures, FullTime addresses the larger, more challenging and growing problem of eliminating downtime for Fortune 1000 customers.

     Louis C. Cole, president and CEO of Legato Systems, Inc., said, "The combination of FullTime Software with Legato Systems fits perfectly with our expanded Enterprise Storage Management Architecture (ESMA) announced on August 17, 1998. FullTime Software's high availability, clustering, and service level availability products will give us a significant market advantage in answering the data accessibility needs of our customers." According to Richard G. Thau, CEO of FullTime Software, Inc., "We are very excited about the combination of FullTime's market-leading technology and products with Legato's industry-leading sales and distribution channels."

     About Legato Systems

     Legato Systems, Inc. develops, markets, and supports an integrated set of enterprise storage management software products for heterogeneous client/server computing environments. Large customers around the world select the Company's solution because of its reliability, platform independence, and ability to seamlessly integrate with existing and future computing environments. Legato's storage management software has become the recognized de facto standard with the largest installed base, representing over 37,000 customers, protecting more than 4,000,000 systems. Twenty-four of the world's largest system and applications vendors have chosen Legato's software as their preferred storage management solution for their customers, including Banyan, BMC Software, Compaq/Digital, Compaq/Tandem, Data General, Fujitsu/Amdahl, Fujitsu/ICL, Groupe Bull, Hewlett-Packard, Hitachi, Informix, NEC, Netscape, Network Appliance, Nihon-Unisys, Oracle, Siemens Nixdorf, Silicon Graphics, Sony and Sun Microsystems. The Company's NetWorker, BusinesSuite, SmartMedia, and GEMS products are also licensed, resold, or endorsed by other major vendors, including Computer Associates; Tivoli, an IBM company; Microsoft Corporation; MTI Technology; Novell; and SAP. Legato's home page address on the World Wide Web is http://www.legato.com.

     This announcement contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical or anticipated results in such statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, risk of a downturn in FullTime's results of operations during the period the merger is pending, and other risks discussed in the "Risk Factors" section of the Company's Report on Form 10-K filed with the Securities and Exchange Commission in March, 1998, and in the "Risk Factors" section of the Company's Report on Form 10-Q filed with the Securities and Exchange Commission in August, 1998, copies of which are available on request from the Company. This public announcement contains information that is accurate as of October 26, 1998, the date of this public announcement.

                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE                                EDITORIAL CONTACT:
                                                     Trish Terry
                                                     Public Relations
                                                     925.556.4100 ext. 1302
                                                     tterry@legato.com

                                                     INVESTOR CONTACT:
                                                     Stephen C. Wise
                                                     Chief Financial Officer
                                                     650.812.6102
                                                     swise@legato.com


            LEGATO SYSTEMS COMPLETES ACQUISITION OF FULLTIME SOFTWARE

       Legato well-positioned for leveraging storage management expertise into the 21st Century

     PALO ALTO, Calif., Apr. 19, 1999 -- Legato Systems, Inc. (NASDAQ: LGTO), the leader in the enterprise storage management software market, completed the acquisition of FullTime Software, based in San Mateo, Calif. The transaction is a tax-free reorganization, with Legato issuing 1,721,000 shares of stock in exchange for all of FullTime's shares, and will be accounted for as a pooling of interest. This acquisition, as well as the previously announced Intelliguard Software acquisition that closed on April 1, 1999, positions Legato as the emerging leader of the next generation of Storage Area Network (SAN) intelligent storage devices with unique and industry leading data replication, clustering, and data movement technologies.

     "FullTime Software's highly optimized clustering and service level availability products now provide us with a significant market advantage in addressing the data accessibility needs of our customers. In combination with the Celestra serverless data movement technology gained from the Intelliguard acquisition, Legato is now well-positioned to meet the demanding business continuance and storage management needs of the 21st century," said Louis C. Cole, president and CEO of Legato Systems.

     FullTime Software, formerly known as Qualix Group, Inc., is the developer of distributed, enterprise-wide, cross-platform, adaptive computing solutions that enable customers to proactively manage application service level availability. Currently, these products ensure the availability of business-critical applications at more than 17,000 installations around the world, including government organizations and many Fortune 1000 companies in telecommunications, finance, high technology, and other industries.

     As provided in the acquisition plan, all three companies will now function as one company. "Integration activities associated with both the FullTime and Intelliguard acquisitions were very successful and now fully completed," stated Stephen C. Wise, Legato's chief financial officer. "Effective immediately, the newly combined companies will now be able to benefit from selling and marketing FullTime and Intelliguard products through Legato's established sales channels and key partnerships and relationships," Wise added.

     With completion of the acquisitions, Legato Systems now employs approximately 1,000 people worldwide in 35 offices and 16 countries. Excluding non-recurring merger-related costs and the ongoing amortization associated with the Intelliguard acquisition, the Company believes that the newly acquired companies will provide leveraged revenue opportunities during 1999 and be accretive to earnings in the second quarter of 1999, the first quarter of the combined operations.

     "Grounded upon our foundation of innovation and technical excellence, Legato's strategy is to become the most focused and formidable company in the storage management marketplace as well as the rapidly growing internet, web and e-commerce space," said Louis C. Cole, president and CEO of Legato Systems.

     About Legato Systems

     Legato is uniquely positioned as the only enterprise storage management software provider of fully integrated solutions based upon a consistent, scalable, and manageable architecture. Legato's storage management software has become the recognized de facto standard with the largest installed base, representing over 40,000 customers, protecting more than 4,000,000 systems. Twenty-four of the world's largest system and applications vendors have chosen Legato as a strategic partner, including: Compaq, Hewlett-Packard, Netscape, Oracle and Sun Microsystems. Legato's home page address is http://www.legato.com.

     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical or anticipated results in such statements. Factors that might cause such a difference include, but are not limited to, risks associated with acquisitions generally, including integration of operations, diversion of management's time and attention, risk of a downturn in the acquired company's results of operations and other risks discussed in the "Risk Factors" section of the Company's Report on Form 10-K filed with the Securities and Exchange Commission in February, 1999, and in the "Risk Factors" copies of which are available on request from the Company. This public announcement contains information that is accurate as of April 19, 1999, the date of this public announcement.

     Legato NetWorker and Legato SmartMedia are registered trademarks, and NetWorker Archive, NetWorker HSM, ClientPak, SmartClient, StorSuite, BusinesSuite, Power Edition, Legato GEMS, and OpenTape are trademarks of Legato Systems, Inc. in the U.S. and/or other countries. All other product, trademark, company, or service names mentioned herein are the property of their respective owners.